Exhibit 99.2

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

§
In re:	§	Chapter 11
§
CHESAPEAKE ENERGY CORPORATION, et al.,[1]	§	Case No. 20-33233 (DRJ)
§
Debtors.	§	(Jointly Administered)
§
	§	Re: Docket No. 18

ORDER (I) APPROVING NOTIFICATION AND HEARING
PROCEDURES FOR CERTAIN TRANSFERS OF COMMON STOCK
AND PREFERRED STOCK AND (II) GRANTING RELATED RELIEF

Upon the motion (the “Motion”)2 of the above-captioned debtors and debtors in possession (collectively, the “Debtors”) for entry of an order (this “Order”) (a) approving the Procedures related to transfers of Beneficial Ownership of Common Stock or Preferred Stock, (b) directing that any purchase, sale, or other transfer of Beneficial Ownership of Common Stock or Preferred Stock in violation of the Procedures shall be null and void ab initio, and (c) granting related relief, all as more fully set forth in the Motion; and upon the First Day Declaration; and this Court having jurisdiction over this matter pursuant to 28 U.S.C. § 1334; and this Court having found that this is a core proceeding pursuant to 28 U.S.C. § 157(b)(2); and this Court having found that venue of this proceeding and the Motion in this district is proper pursuant to 28 U.S.C. §§ 1408 and 1409; and this Court having found that the relief requested in the Motion is in the best interests of the Debtors’ estates, their creditors, and other parties in interest; and this Court having found that the Debtors’ notice of the Motion and opportunity for a hearing on the Motion were appropriate under

1
A complete list of each of the Debtors in these chapter 11 cases may be obtained on the website of the Debtors’ proposed claims and noticing agent at https://dm.epiq11.com/chesapeake. The location of Debtor Chesapeake Energy Corporation’s principal place of business and the Debtors’ service address in these chapter 11 cases is 6100 North Western Avenue, Oklahoma City, Oklahoma 73118.

2	Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Motion.

the circumstances and no other notice need be provided; and this Court having reviewed the Motion and having heard the statements in support of the relief requested therein at a hearing before this Court (the “Hearing”); and this Court having determined that the legal and factual bases set forth in the Motion and at the Hearing establish just cause for the relief granted herein; and upon all of the proceedings had before this Court; and after due deliberation and sufficient cause appearing therefor, it is HEREBY ORDERED THAT:
1.    The Procedures, as set forth in Exhibit 1 attached hereto, are hereby approved, provided, however, any party in interest may file a motion and seek relief from the Procedures upon a showing of sufficient cause.
2.    Any transfer of Beneficial Ownership of Common Stock or Preferred Stock in violation of the Procedures, including but not limited to the notice requirements, shall be null and void ab initio.
3.    In the case of any such transfer of Beneficial Ownership of Common Stock or Preferred Stock in violation of the Procedures, including but not limited to the notice requirements, the person or entity making such transfer shall be required to take remedial actions specified by the Debtors, which may include the actions specified in Private Letter Ruling 201010009 (Dec. 4, 2009), to appropriately reflect that such transfer is null and void ab initio.
4.    The Debtors may retroactively or prospectively waive any and all restrictions, stays, and notification procedures set forth in the Procedures.
5.    As soon as is practicable following entry of this Order, the Debtors shall (i) submit a copy of the Notice of Entry of NOL Order (as defined in the Procedures and modified for publication) for publication in The New York Times (national edition); (ii) submit a copy of the Notice of Entry of NOL Order (modified for publication) to Bloomberg Professional Service for potential publication by Bloomberg; and (iii) file a Form 8-K with a reference to the entry of this Order.

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6.    The Debtors shall post the Procedures to the website established by Epiq Corporate Restructuring, LLC for these chapter 11 cases (https://dm.epiq11.com/chesapeake), such notice being reasonably calculated to provide notice to all parties that may be affected by the Procedures, whether known or unknown.
7.    The requirements set forth in this Order are in addition to the requirements of all applicable law and do not excuse compliance therewith.
8.    Notwithstanding the relief granted herein and any actions taken pursuant to such relief, nothing contained in the Motion or this Order shall constitute, nor is it intended to constitute: (a) an admission as to the amount of, basis for, or validity of any claim against a Debtor entity under the Bankruptcy Code or other applicable nonbankruptcy law; (b) a waiver of the Debtors’ or any other party in interest’s right to dispute any claim on any grounds; (c) a promise or requirement to pay any claim; (d) an implication or admission that any particular claim is of a type specified or defined in the Motion or any order granting the relief requested by the Motion or a finding that any particular claim is an administrative expense claim or other priority claim; (e) a request or authorization to assume, adopt, or reject any agreement, contract, or lease pursuant to section 365 of the Bankruptcy Code; (f) an admission as to the validity, priority, enforceability, or perfection of any lien on, security interest in, or other encumbrance on property of the Debtors’ estates; (g) a waiver or limitation of the Debtors’, or any other party in interest’s, rights under the Bankruptcy Code or any other applicable law; or (h) a concession by the Debtors that any liens (contractual, common law, statutory, or otherwise) that may be satisfied pursuant to the relief

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requested in this Motion are valid, and the rights of all parties in interest are expressly reserved to contest the extent, validity, or perfection or seek avoidance of all such liens.
9.    Nothing herein shall preclude any person desirous of acquiring any Common Stock or Preferred Stock from requesting relief from this Order from this Court, subject to the Debtors’ rights to oppose such relief.
10.    Other than to the extent that this Order expressly conditions or restricts trading in Common Stock or Preferred Stock, nothing in this Order or in the Motion shall, or shall be deemed to, prejudice, impair, or otherwise alter or affect the rights of any holders of Common Stock or Preferred Stock, including in connection with the treatment of any such stock under any chapter 11 plan or any applicable bankruptcy court order.
11.    The contents of the Motion satisfy the requirements of Bankruptcy Rule 6003(b).
12.    Notice of the Motion as provided therein shall be deemed good and sufficient notice of such Motion and the requirements of Bankruptcy Rule 6004(a) and the Bankruptcy Local Rules are satisfied by such notice.
13.    Notwithstanding Bankruptcy Rule 6004(h), the terms and conditions of this Order are immediately effective and enforceable upon its entry.
14.    The Debtors are authorized to take all actions necessary to effectuate the relief granted in this Order in accordance with the Motion.
15.    This Court retains exclusive jurisdiction with respect to all matters arising from or related to the implementation, interpretation, and enforcement of this Order.

Houston, Texas
Dated: June 29, 2020
/s/ David R. Jones
DAVID R. JONES UNITED STATES BANKRUPTCY JUDGE

4

Exhibit 1
Procedures for Transfers of Beneficial Ownership of Common Stock or Preferred Stock

PROCEDURES FOR TRANSFERS OF COMMON STOCK OR PREFERRED STOCK

The following procedures apply to transfers of Common Stock or Preferred Stock:1

a.
Any entity (as defined in section 101(15) of the Bankruptcy Code) who is a Substantial Shareholder (as defined herein) and wishes to effectuate a transfer of Beneficial Ownership of Common Stock, 4.5% Preferred Stock, 5% Preferred Stock, 5.75% Preferred Stock, or 5.75A% Preferred Stock (the 4.5% Preferred Stock, 5% Preferred Stock, 5.75% Preferred Stock, and 5.75A% Preferred Stock is sometimes referred to herein, collectively, as the “Preferred Stock”) that would affect the size of a Substantial Shareholder’s Beneficial Ownership or would result in another entity becoming or ceasing to be a Substantial Shareholder must file with the Court, and serve upon: (i) the Chesapeake Energy Corporation 6100 North Western Avenue, Oklahoma City, Oklahoma 73118, Attn: Michael May; (ii) proposed co‑counsel to the Debtors, (a) Kirkland & Ellis LLP, 300 North LaSalle Street, Chicago, Illinois 60654, Attn: Alexandra Schwarzman and Stephen Iacovo, (b) Jackson Walker, LLP, 1401 McKinney Street, Suite 1900, Houston, Texas, 77010, Attn: Matthew D. Cavenaugh and Veronica A. Polnick; (iii) counsel to the administrative agent under the Debtors’ proposed debtor‑in‑possession credit facility and the Debtors’ prepetition revolving credit facility, Sidley Austin LLP, 555 West Fifth Street, Los Angeles, California 90013, Attn: Jennifer C. Hagle and Brian E. Minyard; (iv) counsel to the Consenting FLLO Term Loan Facility Lenders, Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, NY 10017, Attn: Darren S. Klein and Aryeh Ethan Falk; (v) counsel to the Consenting Second Lien Noteholders, Akin Gump Strauss Hauer & Feld LLP, One Bryant Park, Bank of America Tower, New York, NY 10036-6745, Attn: Michael S. Stamer and Meredith A. Lahaie; (vi) counsel to any statutory committee appointed in these cases; (vii) the U.S. Trustee for the Southern District of Texas, 515 Rusk Street, Suite 3516, Houston, Texas 77002; and (viii) to the extent not listed herein, those parties requesting notice pursuant to Bankruptcy Rule 2002 (collectively, the “Notice Parties”), a declaration of such status, substantially in the form of Exhibit 1A attached to these Procedures (each, a “Declaration of Status as a Substantial Shareholder”), on or before the later of (A) thirty calendar days after the date of the Notice of NOL Order (as defined herein), or (B) ten calendar days after becoming a Substantial Shareholder; provided that, for the avoidance of doubt, the other procedures set forth herein shall apply to any Substantial Shareholder even if no Declaration of Status as a Substantial Shareholder has been filed.

1	Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Motion.

b.
Prior to effectuating any transfer of Beneficial Ownership of Common Stock or Preferred Stock that would result in an increase in the amount of Common Stock or Preferred Stock of which a Substantial Shareholder has Beneficial Ownership or would result in an entity or individual becoming a Substantial Shareholder, the parties to such transaction must file with the Court, and serve upon the Notice Parties, an advance written declaration of the intended transfer of Common Stock or Preferred Stock, as applicable, substantially in the form of Exhibit 1B attached to these Procedures (each, a “Declaration of Intent to Accumulate Common Stock or Preferred Stock”).

c.
Prior to effectuating any transfer of Beneficial Ownership of Common Stock or Preferred Stock that would result in a decrease in the amount of Common Stock or Preferred Stock of which a Substantial Shareholder has Beneficial Ownership or would result in an entity or individual ceasing to be a Substantial Shareholder, the parties to such transaction must file with the Court, and serve upon the Notice Parties, an advance written declaration of the intended transfer of Common Stock or Preferred Stock, as applicable, substantially in the form of Exhibit 1C attached to these Procedures (each, a “Declaration of Intent to Transfer Common Stock or Preferred Stock,” and together with a Declaration of Intent to Accumulate Common Stock or Preferred Stock, each, a “Declaration of Proposed Transfer”).

d.
The Debtors shall have thirty calendar days after receipt of a Declaration of Proposed Transfer to file with the Court and serve on such Substantial Shareholder or potential Substantial Shareholder an objection to any proposed transfer of Beneficial Ownership of Common Stock or Preferred Stock, as applicable, described in the Declaration of Proposed Transfer on the grounds that such transfer might adversely affect the Debtors’ ability to utilize their Tax Attributes. If the Debtors file an objection, such transaction will remain ineffective unless such objection is withdrawn by the Debtors, or such transaction is approved by a final and non-appealable order of the Court. If the Debtors do not object within such thirty-day period, such transaction can proceed solely as set forth in the Declaration of Proposed Transfer. Further transactions within the scope of this paragraph must be the subject of additional notices in accordance with the procedures set forth herein, with an additional thirty‑day waiting period for each Declaration of Proposed Transfer. To the extent that the Debtors receive an appropriate Declaration of Proposed Transfer and determine in their business judgment not to object, they shall provide notice of that decision as soon as is reasonably practicable to any statutory committee(s) appointed in these chapter 11 cases.

e.
For purposes of these Procedures a “Substantial Shareholder” is any entity or individual person that has Beneficial Ownership of at least: (i) 440,239 shares of Common Stock (representing approximately 4.5 percent of all issued and outstanding shares of Common Stock);

2

(ii) 115,150 shares of 4.5% Preferred Stock (representing approximately 4.5 percent of all issued and outstanding shares of 4.5% Preferred Stock); (iii) 81,480 shares of 5% Preferred Stock (representing approximately 4.5 percent of all issued and outstanding shares of 5% Preferred Stock); (iv) 34,673 shares of 5.75% Preferred Stock (representing approximately 4.5 percent of all issued and outstanding shares of 5.75% Preferred Stock); or (v) 19,051 shares of 5.75A% Preferred Stock (representing approximately 4.5 percent of all issued and outstanding shares of 5.75A% Preferred Stock).2

NOTICE PROCEDURES
The following notice procedures apply to these Procedures:

a.
No later than two business days following entry of the Order, the Debtors shall serve a notice by first class mail, substantially in the form attached to these Procedures as Exhibit 1D (the “Notice of NOL Order”), on: (i) the U.S. Trustee for the Southern District of Texas; (ii) the entities listed on the consolidated list of creditors holding the 50 largest unsecured claims; (iii) the U.S. Securities and Exchange Commission; (iv) the Internal Revenue Service; (v) counsel to the administrative agent under the Debtors’ proposed debtor‑in‑possession credit facility and the Debtors’ prepetition revolving credit facility; (vi) counsel to the ad hoc group of term loan lenders; (vii) counsel to Franklin Advisers, Inc., as investment manager on behalf of certain funds and accounts; (viii) any official committees appointed in these chapter 11 cases; (ix) all registered and nominee holders of Common Stock (with instructions to serve down to the beneficial holders of Common Stock, as applicable); and (x) all registered and nominee holders of Preferred Stock (with instructions to serve down to the beneficial holders of Preferred Stock, as applicable).

b.
All registered and nominee holders of Common Stock and Preferred Stock shall be required to serve the Notice of NOL Order on any holder for whose benefit such registered or nominee holder holds such Common Stock or Preferred Stock, down the chain of ownership for all such holders of Common Stock or Preferred Stock.

c.
Any entity or individual, or broker or agent acting on such entity’s or individual’s behalf who sells Common Stock or Preferred Stock to another entity or individual shall be required to serve a copy of the Notice of NOL Order on such purchaser of such Common Stock or Preferred Stock, or any broker or agent acting on such purchaser’s behalf.

2
Based on, as applicable, approximately 9,783,101 shares of Common Stock, 2,558,900 shares of 4.5% Preferred Stock, 1,810,667 shares of 5% Preferred Stock, 770,528 shares of 5.75% Preferred Stock, and 423,363 shares of 5.75A% Preferred Stock outstanding for purposes of section 382 of the IRC as of the Petition Date.

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d.
As soon as is practicable following entry of the Order, the Debtors shall (i) submit a copy of the Notice of NOL Order (modified for publication) for publication in The New York Times (national edition); (ii) submit a copy of the Notice of NOL Order (modified for publication) to Bloomberg Professional Service for potential publication by Bloomberg; and (iii) file a Form 8-K with a reference to the entry of the Order.

e.
To the extent confidential information is required in any declaration described in these Procedures, such confidential information may be filed and served in redacted form; provided, however, that any such declarations served on the Debtors shall not be in redacted form. The Debtors shall keep all information provided in such declarations strictly confidential and shall not disclose the contents thereof to any person except (i) to the extent necessary to respond to a petition or objection filed with the Court; (ii) to the extent otherwise required by law; or (iii) to the extent that the information contained therein is already public; provided, however, that the Debtors may disclose the contents thereof to their professional advisors, who shall keep all such notices strictly confidential and shall not disclose the contents thereof to any other person, subject to further Court order. To the extent confidential information is necessary to respond to a petitioner objection filed with the Court, such confidential information shall be filed under seal or in a redacted form.

4

Exhibit 1A
Declaration of Status as a Substantial Shareholder

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

§
In re:	§	Chapter 11
§
CHESAPEAKE ENERGY CORPORATION, et al.,[1]	§	Case No. 20-33233 (DRJ)
§
Debtors.	§	(Joint Administration Requested)
§
§

DECLARATION OF STATUS AS A SUBSTANTIAL SHAREHOLDER2

PLEASE TAKE NOTICE that the undersigned party is/has become a Substantial Shareholder with respect to the common stock and/or one of the four series of preferred stock (Series 4.5%, 5%, 5.75%, and 5.75A%) of Chesapeake Energy Corporation or of any Beneficial Ownership therein (respectively, the “Common Stock” and the “4.5% Preferred Stock,”

1
A complete list of each of the Debtors in these chapter 11 cases may be obtained on the website of the Debtors’ proposed claims and noticing agent at https://dm.epiq11.com/chesapeake. The location of Debtor Chesapeake Energy Corporation’s principal place of business and the Debtors’ service address in these chapter 11 cases is 6100 North Western Avenue, Oklahoma City, Oklahoma 73118.

2
For purposes of these Procedures:  (i) a “Substantial Shareholder” is any entity or individual that has Beneficial Ownership of at least (a) 440,239 shares of Common Stock (representing approximately 4.5 percent of all issued and outstanding shares of Common Stock), (b) 115,150 shares of 4.5% Preferred Stock (representing approximately 4.5 percent of all issued and outstanding shares of 4.5% Preferred Stock), (c) 81,480 shares of 5% Preferred Stock (representing approximately 4.5 percent of all issued and outstanding shares of 5% Preferred Stock), (d) 34,673 shares of 5.75% Preferred Stock (representing approximately 4.5 percent of all issued and outstanding shares of 5.75% Preferred Stock), or (e) 19,051 shares of 5.75A% Preferred Stock (representing approximately 4.5 percent of all issued and outstanding shares of 5.75A% Preferred Stock); and (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of sections 382 and 383 of the Internal Revenue Code of 1986, 26 U.S.C. §§ 1-9834 as amended (the “IRC”), and the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire). An “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

“5% Preferred Stock,” “5.75% Preferred Stock,” and “5.75A% Preferred Stock” (the 4.5% Preferred Stock, 5% Preferred Stock, 5.75% Preferred Stock, and 5.75A% Preferred Stock is sometimes referred to herein, collectively, as the “Preferred Stock”)). Chesapeake Energy Corporation is a debtor and debtor in possession in Case No. 20-33233 (DRJ) pending in the United States Bankruptcy Court for the Southern District of Texas (the “Court”).
PLEASE TAKE FURTHER NOTICE that, as of __________ __, 2020, the undersigned party currently has Beneficial Ownership of _________ shares of Common Stock, _________ shares of 4.5% Preferred Stock, _________ shares of 5% Preferred Stock, _________ shares of 5.75% Preferred Stock, and _________ shares of 5.75A% Preferred Stock. The following table sets forth the date(s) on which the undersigned party acquired Beneficial Ownership of such Common Stock and/or Preferred Stock:

Number of Shares	Type of Stock (Common Stock, 4.5% Preferred Stock, 5% Preferred Stock, 5.75% Preferred Stock, or 5.75A% Preferred Stock)	Date Acquired

(Attach additional page or pages if necessary)
PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are ________.

2

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order (I) Approving Notification and Hearing Procedures for Certain Transfers of Common Stock and Preferred Stock and (II) Granting Related Relief [Docket No. ___] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon the Notice Parties (as defined in the Order).
PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,

(Name of Substantial Shareholder)

By:

Name:
Address:

Telephone:
Facsimile:

Dated:	_________________ ____, 2020.
_________________, _________
(City) (State)

3

Exhibit 1B
Declaration of Intent to Accumulate Common Stock or Preferred Stock

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

§
In re:	§	Chapter 11
§
CHESAPEAKE ENERGY CORPORATION, et al.,[1]	§	Case No. 20-33233 (DRJ)
§
Debtors.	§	(Joint Administration Requested)
§
§

DECLARATION OF INTENT TO
ACCUMULATE COMMON STOCK OR PREFERRED STOCK2

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to purchase, acquire, or otherwise accumulate (the “Proposed Transfer”) one or more shares of common stock and/or one or more of the four series of preferred stock (Series 4.5%, 5%, 5.75%, and 5.75A%) of Chesapeake Energy Corporation or of any Beneficial Ownership therein

1
A complete list of each of the Debtors in these chapter 11 cases may be obtained on the website of the Debtors’ proposed claims and noticing agent at https://dm.epiq11.com/chesapeake. The location of Debtor Chesapeake Energy Corporation’s principal place of business and the Debtors’ service address in these chapter 11 cases is 6100 North Western Avenue, Oklahoma City, Oklahoma 73118.

2
For purposes of these Procedures:  (i) a “Substantial Shareholder” is any entity or individual that has Beneficial Ownership of at least (a) 440,239 shares of Common Stock (representing approximately 4.5 percent of all issued and outstanding shares of Common Stock), (b) 115,150 shares of 4.5% Preferred Stock (representing approximately 4.5 percent of all issued and outstanding shares of 4.5% Preferred Stock), (c) 81,480 shares of 5% Preferred Stock (representing approximately 4.5 percent of all issued and outstanding shares of 5% Preferred Stock), (d) 34,673 shares of 5.75% Preferred Stock (representing approximately 4.5 percent of all issued and outstanding shares of 5.75% Preferred Stock), or (e) 19,051 shares of 5.75A% Preferred Stock (representing approximately 4.5 percent of all issued and outstanding shares of 5.75A% Preferred Stock); and (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of sections 382 and 383 of the Internal Revenue Code of 1986, 26 U.S.C. §§ 1-9834 as amended (the “IRC”), and the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire). An “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

(respectively, the “Common Stock” and the “4.5% Preferred Stock,” “5% Preferred Stock,” “5.75% Preferred Stock,” and “5.75A% Preferred Stock” (the 4.5% Preferred Stock, 5% Preferred Stock, 5.75% Preferred Stock, and 5.75A% Preferred Stock is sometimes referred to herein, collectively, as the “Preferred Stock”)). Chesapeake Energy Corporation is a debtor and debtor in possession in Case No. 20-33233 (DRJ) pending in the United States Bankruptcy Court for the Southern District of Texas (the “Court”).
PLEASE TAKE FURTHER NOTICE that, if applicable, on ___________ __, 2020, the undersigned party filed a Declaration of Status as a Substantial Shareholder with the Court and served copies thereof as set forth therein.
PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of _________ shares of Common Stock, _________ shares of 4.5% Preferred Stock, _________ shares of 5% Preferred Stock, _________ shares of 5.75% Preferred Stock, and _________ shares of 5.75A% Preferred Stock.
PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, the undersigned party proposes to purchase, acquire, or otherwise accumulate Beneficial Ownership of _________ shares of Common Stock or an Option with respect to _________ shares of Common Stock; _________ shares of 4.5% Preferred Stock or an Option with respect to _________ shares of 4.5% Preferred Stock; _________ shares of 5% Preferred Stock or an Option with respect to _________ shares of 5% Preferred Stock; _________ shares of 5.75% Preferred Stock or an Option with respect to _________ shares of 5.75% Preferred Stock; and _________ shares of 5.75A% Preferred Stock or an Option with respect to _________ shares of 5.75A% Preferred Stock. If the Proposed Transfer is permitted to occur, the undersigned party will have Beneficial Ownership of _________ shares of Common Stock, ________ shares of 4.5% Preferred Stock,

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_________ shares of 5% Preferred Stock, ________ shares of 5.75% Preferred Stock, and ________ shares of 5.75A% Preferred Stock.
PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are ___________.
PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order (I) Approving Notification and Hearing Procedures for Certain Transfers of Common Stock and Preferred Stock and (II) Granting Related Relief [Docket No. ___] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon the Notice Parties (as defined in the Order).
PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the undersigned party acknowledges that it is prohibited from consummating the Proposed Transfer unless and until the undersigned party complies with the Procedures set forth therein.
PLEASE TAKE FURTHER NOTICE that the Debtors have thirty calendar days after receipt of this Declaration to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will remain ineffective unless such objection is withdrawn by the Debtors or such transaction is approved by a final and non-appealable order of the Court. If the Debtors do not object within such thirty‑day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration.
PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party purchasing, acquiring, or otherwise accumulating Beneficial Ownership of additional shares of Common Stock or Preferred Stock will each require an additional notice filed with the Court to be served in the same manner as this Declaration.

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PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,

(Name of Declarant)

By:

Name:
Address:

Telephone:
Facsimile:

Dated:	_________________ ____, 2020.
_________________, _________
(City) (State)

4

Exhibit 1C
Declaration of Intent to Transfer Common Stock or Preferred Stock

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

§
In re:	§	Chapter 11
§
CHESAPEAKE ENERGY CORPORATION, et al.,[1]	§	Case No. 20-33233 (DRJ)
§
Debtors.	§	(Joint Administration Requested)
§
§

DECLARATION OF INTENT TO TRANSFER
COMMON STOCK OR PREFERRED STOCK2

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to sell, trade, or otherwise transfer (the “Proposed Transfer”) one or more shares of common stock and/or one or more of the four series of preferred stock (Series 4.5%, 5%, 5.75%, and 5.75A%) of Chesapeake Energy Corporation or of any Beneficial Ownership therein

1
A complete list of each of the Debtors in these chapter 11 cases may be obtained on the website of the Debtors’ proposed claims and noticing agent at https://dm.epiq11.com/chesapeake. The location of Debtor Chesapeake Energy Corporation’s principal place of business and the Debtors’ service address in these chapter 11 cases is 6100 North Western Avenue, Oklahoma City, Oklahoma 73118.

2
For purposes of these Procedures:  (i) a “Substantial Shareholder” is any entity or individual that has Beneficial Ownership of at least (a) 440,239 shares of Common Stock (representing approximately 4.5 percent of all issued and outstanding shares of Common Stock), (b) 115,150 shares of 4.5% Preferred Stock (representing approximately 4.5 percent of all issued and outstanding shares of 4.5% Preferred Stock), (c) 81,480 shares of 5% Preferred Stock (representing approximately 4.5 percent of all issued and outstanding shares of 5% Preferred Stock), (d) 34,673 shares of 5.75% Preferred Stock (representing approximately 4.5 percent of all issued and outstanding shares of 5.75% Preferred Stock), or (e) 19,051 shares of 5.75A% Preferred Stock (representing approximately 4.5 percent of all issued and outstanding shares of 5.75A% Preferred Stock); and (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of sections 382 and 383 of the Internal Revenue Code of 1986, 26 U.S.C. §§ 1-9834 as amended (the “IRC”), and the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire). An “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

(respectively, the “Common Stock” and the “4.5% Preferred Stock,” “5% Preferred Stock,” “5.75% Preferred Stock,” and “5.75A% Preferred Stock” (the 4.5% Preferred Stock, 5% Preferred Stock, 5.75% Preferred Stock, and 5.75A% Preferred Stock is sometimes referred to herein, collectively, as the “Preferred Stock”)). Chesapeake Energy Corporation is a debtor and debtor in possession in Case No. 20-33233 (DRJ) pending in the United States Bankruptcy Court for the Southern District of Texas (the “Court”).
PLEASE TAKE FURTHER NOTICE that, if applicable, on __________ __, 2020, the undersigned party filed a Declaration of Status as a Substantial Shareholder with the Court and served copies thereof as set forth therein.
PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of _________ shares of Common Stock, ________ shares of 4.5% Preferred Stock, _________ shares of 5% Preferred Stock, ________ shares of 5.75% Preferred Stock, and ________ shares of 5.75A% Preferred Stock.
PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, the undersigned party proposes to sell, trade, or otherwise transfer Beneficial Ownership of _________ shares of Common Stock or an Option with respect to _________ shares of Common Stock; _________ shares of 4.5% Preferred Stock or an Option with respect to _________ shares of 4.5% Preferred Stock; _________ shares of 5% Preferred Stock or an Option with respect to _________ shares of 5% Preferred Stock; _________ shares of 5.75% Preferred Stock or an Option with respect to _________ shares of 5.75% Preferred Stock; and _________ shares of 5.75A% Preferred Stock or an Option with respect to _________ shares of 5.75A% Preferred Stock. If the Proposed Transfer is permitted to occur, the undersigned party will have Beneficial Ownership of _________ shares of Common Stock, ________ shares of 4.5% Preferred Stock,

_________ shares of 5% Preferred Stock, ________ shares of 5.75% Preferred Stock, and ________ shares of 5.75A% Preferred Stock after such transfer becomes effective.
PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are _________.
PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order (I) Approving Notification and Hearing Procedures for Certain Transfers of Common Stock and Preferred Stock and (II) Granting Related Relief [Docket No. ___] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon the Notice Parties (as defined in the Order).
PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the undersigned party acknowledges that it is prohibited from consummating the Proposed Transfer unless and until the undersigned party complies with the Procedures set forth therein.
PLEASE TAKE FURTHER NOTICE that the Debtors have thirty calendar days after receipt of this Declaration to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will remain ineffective unless such objection is withdrawn by the Debtors or such transaction is approved by a final and non-appealable order of the Court. If the Debtors do not object within such thirty‑day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration.
PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party selling, trading, or otherwise transferring Beneficial Ownership of additional shares of Common Stock or Preferred Stock will each require an additional notice filed with the Court to be served in the same manner as this Declaration.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,

(Name of Declarant)

By:

Name:
Address:

Telephone:
Facsimile:

Dated:	_________________ ____, 2020.
_________________, _________
(City) (State)

Exhibit 1D
Notice of NOL Order

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

§
In re:	§	Chapter 11
§
CHESAPEAKE ENERGY CORPORATION, et al.,[1]	§	Case No. 20-33233 (DRJ)
§
Debtors.	§	(Joint Administration Requested)
§
§

NOTICE OF DISCLOSURE PROCEDURES APPLICABLE
TO CERTAIN HOLDERS OF COMMON STOCK
AND PREFERRED STOCK AND DISCLOSURE PROCEDURES
FOR TRANSFERS OF COMMON STOCK AND PREFERRED STOCK

TO: ALL ENTITIES (AS DEFINED BY SECTION 101(15) OF THE BANKRUPTCY CODE) THAT MAY HOLD BENEFICIAL OWNERSHIP OF COMMON STOCK, 4.5% PREFERRED STOCK, 5% PREFERRED STOCK, 5.75% PREFERRED STOCK, OR 5.75A% PREFERRED STOCK OF CHESAPEAKE ENERGY CORPORATION (RESPECTIVELY THE “COMMON STOCK” AND THE “4.5% PREFERRED STOCK,” “5% PREFERRED STOCK,” “5.75% PREFERRED STOCK,” AND “5.75A% PREFERRED STOCK”):
PLEASE TAKE NOTICE that on June 28, 2020 (the “Petition Date”), the above‑captioned debtors and debtors in possession (collectively, the “Debtors”), filed petitions with the United States Bankruptcy Court for the Southern District of Texas (the “Court”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”). Subject to certain exceptions, section 362 of the Bankruptcy Code operates as a stay of any act to obtain possession of property of or from the Debtors’ estates or to exercise control over property of or from the Debtors’ estates.

1
A complete list of each of the Debtors in these chapter 11 cases may be obtained on the website of the Debtors’ proposed claims and noticing agent at https://dm.epiq11.com/chesapeake. The location of Debtor Chesapeake Energy Corporation’s principal place of business and the Debtors’ service address in these chapter 11 cases is 6100 North Western Avenue, Oklahoma City, Oklahoma 73118.

PLEASE TAKE FURTHER NOTICE that on the Petition Date, the Debtors filed the Debtors’ Emergency Motion for Entry of an Order (I) Approving Notification and Hearing Procedures for Certain Transfers of Common Stock and Preferred Stock and (II) Granting Related Relief [Docket No. __] (the “Motion”).
PLEASE TAKE FURTHER NOTICE that on _____, 2020, the Court entered the Order (I) Approving Notification and Hearing Procedures for Certain Transfers of Common Stock and Preferred Stock and (II) Granting Related Relief [Docket No. __] (the “Order”) approving procedures for certain transfers of Common Stock, 4.5% Preferred Stock, 5% Preferred Stock, 5.75% Preferred Stock, and 5.75A% Preferred Stock (the 4.5% Preferred Stock, 5% Preferred Stock, 5.75% Preferred Stock, and 5.75A% Preferred Stock is sometimes referred to herein, collectively, as the “Preferred Stock”), set forth in Exhibit 1 attached to the Order (the “Procedures”).2
PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, a Substantial Shareholder may not consummate any purchase, sale, or other transfer of Common Stock or Preferred Stock or Beneficial Ownership of Common Stock or Preferred Stock in violation of the Procedures, and any such transaction in violation of the Procedures shall be null and void ab initio.
PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the Procedures shall apply to the holding and transfers of Common Stock or Preferred Stock or any Beneficial Ownership therein by a Substantial Shareholder or someone who may become a Substantial Shareholder.

2	Capitalized terms used but not otherwise defined herein have the meanings given to them in the Order o r the Motion, as applicable.

2

PLEASE TAKE FURTHER NOTICE that upon the request of any entity, the proposed notice, claims, and solicitation agent for the Debtors, Epiq Corporate Restructuring, LLC, will provide a copy of the Order and a form of each of the declarations required to be filed by the Procedures in a reasonable period of time. Such declarations are also available via PACER on the Court’s website at https://ecf.txsb.uscourts.gov for a fee, or free of charge by accessing the Debtors’ restructuring website at https://dm.epiq11.com/chesapeake.
PLEASE TAKE FURTHER NOTICE that failure to follow the Procedures set forth in the Order shall constitute a violation of, among other things, the automatic stay provisions of section 362 of the Bankruptcy Code.
PLEASE TAKE FURTHER NOTICE that any prohibited purchase, sale, or other transfer of Common Stock or Preferred Stock, Beneficial Ownership thereof, or Option with respect thereto in violation of the Order is prohibited and shall be null and void ab initio and may be subject to additional sanctions as this Court may determine.
PLEASE TAKE FURTHER NOTICE that the requirements set forth in the Order are in addition to the requirements of applicable law and do not excuse compliance therewith.

3

Houston, Texas
_________, 2020

JACKSON WALKER L.L.P.		KIRKLAND & ELLIS LLP
Matthew D. Cavenaugh (TX Bar No. 24062656)		KIRKLAND & ELLIS INTERNATIONAL LLP
Jennifer F. Wertz (TX Bar No. 24072822)		Patrick J. Nash, Jr., P.C. (pro hac vice pending)
Kristhy M. Peguero (TX Bar No. 24102776)		Marc Kieselstein, P.C. (pro hac vice pending)
Veronica A. Polnick (TX Bar No. 24079148)		Alexandra Schwarzman (pro hac vice pending)
1401 McKinney Street, Suite 1900		300 North LaSalle Street
Houston, Texas 77010		Chicago, Illinois 60654
Telephone: (713) 752-4200		Telephone: (312) 862-2000
Facsimile: (713) 752-4221		Facsimile: (312) 862-2200
Email:	mcavenaugh@jw.com jwertz@jw.com kpeguero@jw.com vpolnick@jw.com	Email:	patrick.nash@kirkland.com marc.kieselstein@kirkland.com alexandra.schwarzman@kirkland.com

Proposed Co-Counsel to the Debtors		Proposed Co-Counsel to the Debtors
and Debtors in Possession		and Debtors in Possession